UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 29, 2014
__________________
SCIO DIAMOND TECHNOLOGY CORPORATION
(Exact name of registrant as specified in its charter)
__________________

Nevada	000-54529	45-3849662
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 University Ridge Suite D Greenville, SC		29601
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (864) 751-4880
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.
The following information is being “furnished” in accordance with General Instruction B.2 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.
On October 29, 2014 Scio Diamond Technology Corporation (the “Company”) announced that it will present new data at the annual meeting of the stockholders of the Company (the “2014 Annual Meeting”) in Woodruff, South Carolina. A slide presentation with respect to the data will be presented at the 2014 Annual Meeting at 4:00 p.m. Eastern Time.
A copy of the above-referenced presentation is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 8.01. Other Events.
On October 29, 2014 the Company announced that it will disclose at the 2014 Annual Meeting the status of an ongoing private offering of its Common Stock, par value $.001 per share (“Common Stock”), for a purchase price of $0.30 per share. The Company has sold approximately $700,000 of Common Stock in the offering, and may sell up to a maximum of $2,000,000 of Common Stock in the offering.
The Common Stock offered by the Company has not been registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.
The disclosure under this Item 8.01 in this Form 8-K is being issued pursuant to Rule 135c under the Securities Act, and is neither an offer to sell any securities, nor a solicitation of an offer to buy any securities, nor shall there be any offer, solicitation or sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01  Financial Statements and Exhibits.

(a)  Not applicable.
(b)  Not applicable.
(c)  Not applicable.
(d)  Exhibits.

Exhibit No.	Description
99.1	Slide Presentation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SCIO DIAMOND TECHNOLOGY CORPORATION
(Registrant)

Date: October 29, 2014	By:	/s/ Gerald McGuire
Gerald McGuire
President and Chief Executive Officer

EXHIBIT INDEX
Exhibit No.	Description
99.1	Slide Presentation